UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 23, 2012

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 23, 2012, Five Star Quality Care, Inc., or the Company, entered into an amended and restated business management and shared services agreement, or the business management agreement, with Reit Management & Research LLC, or Reit Management.  The business management agreement amended and restated the preexisting amended and restated business management and shared services agreement, as amended, or the prior business management agreement, between the Company and Reit Management.  The business management agreement continues until December 31, 2013 and automatically renews for successive one year terms annually thereafter unless notice of non-renewal is given by the Company or Reit Management before the end of an applicable term.  Under the business management agreement, either party continues to be able to terminate the agreement upon 60 days’ notice.  The business management agreement also amended certain other provisions of the prior business management agreement, including to provide that fees payable by the Company to Reit Management are generally subordinate to amounts payable by the Company to Senior Housing Properties Trust, or Senior Housing, the Company’s principal landlord, pursuant to any management or lease agreement; that the Company’s reimbursable share of the aggregate costs incurred by Reit Management for certain employment expenses of Reit Management’s applicable employees actively engaged in providing management information services to the Company shall be reasonably determined by Reit Management and approved by the Independent Directors of the Compensation Committee of the Board of Directors of the Company from time to time; and for certain other clarification and administrative changes.  The terms of the business management agreement described above were reviewed, approved and adopted by the Compensation Committee of the Board of Directors of the Company, which is comprised solely of Independent Directors.

The foregoing description of the business management agreement is not complete and is subject to and qualified in its entirety by reference to the amended and restated business management and shared services agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

One of the Company’s Managing Directors, Mr. Barry Portnoy, is Chairman, majority owner and an employee of Reit Management.  The Company’s other Managing Director, Mr. Gerard Martin, is a director of Reit Management.  The Company’s President and Chief Executive Officer and its Treasurer and Chief Financial Officer are officers of Reit Management.  Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is an owner, President, Chief Executive Officer and a director of Reit Management.  The Company’s Independent Directors also serve as independent directors or independent trustees of other public companies to which Reit Management provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  The Company leases its headquarters from an affiliate of Reit Management.

Reit Management also provides management services to Senior Housing.  The Company was formerly a 100% owned subsidiary of Senior Housing.  In 2001, Senior Housing distributed substantially all of the Company’s then outstanding common shares to Senior Housing’s shareholders.  Senior Housing is the Company’s largest stockholder and, as of the date of this report, Senior Housing owned 4,235,000 of the Company’s common shares, or approximately 8.8% of the Company’s outstanding common shares.  Senior Housing is the Company’s largest landlord and the Company manages several senior living communities for Senior Housing or its affiliates.  One of the Company’s Managing Directors, Mr. Barry Portnoy, is also a managing trustee of Senior Housing.  Mr. Adam Portnoy also serves as a managing trustee of Senior Housing.  Senior Housing’s executive officers are officers of Reit Management and Senior Housing’s president and chief operating officer is a director of Reit Management.

The Company, Reit Management, Senior Housing and five other companies to which Reit Management provides management services each currently own 12.5% of Affiliates Insurance Company, or Affiliates Insurance, an Indiana insurance company.  All of the Company’s Directors, all of the trustees and directors of the other publicly held Affiliates Insurance shareholders and nearly all of the directors of Reit Management currently serve on the board of directors of Affiliates Insurance.  Reit Management provides management and administrative services to Affiliates Insurance pursuant to a management and administrative services agreement with Affiliates Insurance.  The Company and the other shareholders of Affiliates Insurance participate in a property insurance program designed and reinsured in part by Affiliates Insurance.

For further information about these and other such relationships and related person transactions, including the business management agreement, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, or the Annual Report, and the Company’s Proxy Statement for its 2012 Annual Meeting of Shareholders dated February 21, 2012, or the Proxy Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, or the Quarterly Report, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 15 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding the Company’s Directors and executive officers in the Proxy Statement, Note 12 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions”, “Warning Concerning Forward Looking Statements” and “Other Information” of the Quarterly Report.  In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships.  The Company’s filings with the SEC, including the Annual Report and the Proxy Statement, are available at the SEC’s website at www.sec.gov.  Copies of certain of the Company’s agreements with its related parties are also publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

Item 8.01.  Other Events.

The Company is also filing this Current Report on Form 8-K to reflect the retrospective application of a new accounting pronouncement with respect to the financial information contained in the Annual Report.  As previously disclosed in the Annual Report, the Company adopted the Financial Accounting Standards Board Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income, or ASU No. 2011-05.  This update eliminated the option to report other comprehensive income and its components in the statement of shareholders’ equity.  This update was intended to enhance comparability between entities that report under U.S. generally accepted accounting principles and to provide a more consistent method of presenting non-owner transactions that affect an entity’s equity.  The implementation of this update did not cause any material changes to the Company’s consolidated financial statements, other than the presentation of the consolidated statements of comprehensive income.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Amended and Restated Business Management and Shared Services Agreement, dated as of November 23, 2012, by and between Five Star Quality Care, Inc. and Reit Management & Research LLC. (Filed herewith).

99.1                        Consolidated Comprehensive Income Statement Data for the years ended December 31, 2011, 2010 and 2009, to comply with ASU No. 2011-05. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

Dated: November 23, 2012